EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	SEPTEMBER 30,		INCREASE
	2018	2017	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$16,332	$11,491	42.13%
Return on Average Assets (Annualized)	1.71%	1.23%	39.02%
Return on Average Equity (Annualized)	11.64%	8.13%	43.17%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,285,439	$1,259,921	2.03%
Available-for-Sale Debt Securities	358,706	364,108	-1.48%
Loans (Net)	813,717	792,112	2.73%
Allowance for Loan Losses	8,815	8,900	-0.96%
Deposits and Repo Sweep Accounts	1,049,368	1,026,364	2.24%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	171,516	169,581	1.14%
Trust Assets Under Management	952,824	924,907	3.02%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.33	$0.94	41.49%
Net Income - Diluted	$1.33	$0.94	41.49%
Dividends	$0.81	$0.78	3.85%
Common Book Value	$15.45	$15.66	-1.34%
Tangible Common Book Value (a)	$14.48	$14.68	-1.36%
Market Value (Last Trade)	$26.15	$24.56	6.47%
Market Value / Common Book Value	169.26%	156.83%	7.93%
Market Value / Tangible Common Book Value	180.59%	167.30%	7.94%
Price Earnings Multiple (Annualized)	14.75	19.60	-24.74%
Dividend Yield (Annualized)	4.13%	4.23%	-2.36%
Common Shares Outstanding, End of Period	12,297,274	12,197,527	0.82%

1

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	SEPTEMBER 30,		INCREASE
	2018	2017	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	13.98%	14.35%	-2.56%
Nonperforming Assets / Total Assets	1.30%	1.35%	-3.70%
Allowance for Loan Losses / Total Loans	1.07%	1.11%	-3.60%
Total Risk Based Capital Ratio (b)	24.00%	23.56%	1.87%
Tier 1 Risk Based Capital Ratio (b)	22.88%	22.42%	2.05%
Common Equity Tier 1 Risk Based Capital Ratio (b)	22.88%	22.42%	2.05%
Leverage Ratio (b)	14.50%	14.40%	0.69%

AVERAGE BALANCES
Average Assets	$1,272,867	$1,243,448	2.37%
Average Equity	$187,056	$188,448	-0.74%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$34,692	$33,240	4.37%
Noninterest Income	13,557	12,036	12.64%
Total (1)	$48,249	$45,276	6.57%
Noninterest Expense (2)	$29,412	$27,566	6.70%
Efficiency Ratio = (2)/(1)	60.96%	60.88%	0.13%

(a) Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth. The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$1,285,439	$1,259,921
Less: Intangible Assets, Primarily Goodwill	(11,951)	(11,956)
Tangible Assets	$1,273,488	$1,247,965
Total Shareholders' Equity	$189,987	$191,013
Less: Intangible Assets, Primarily Goodwill	(11,951)	(11,956)
Tangible Common Equity (3)	$178,036	$179,057

Common Shares Outstanding, End of Period (4)	12,297,274	12,197,527
Tangible Common Book Value per Share = (3)/(4)	$14.48	$14.68

(b) Capital ratios for the most recent period are estimated.

(c) The efficiency ratio is a non-GAAP ratio that is calculated as shown above. For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21% for 2018 and 35% for 2017.

2

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended:
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2018	2018	2017	2017	2017	2017
Interest income	$12,800	$12,334	$11,890	$11,785	$11,626	$11,340	$11,112
Interest expense	1,241	1,079	993	999	985	978	953
Net interest income	11,559	11,255	10,897	10,786	10,641	10,362	10,159
Provision (credit) for loan losses	60	(20)	292	23	322	4	452
Net interest income after provision (credit) for loan losses	11,499	11,275	10,605	10,763	10,319	10,358	9,707
Noninterest income	4,462	4,689	4,406	4,117	4,066	4,106	3,864
Net gains on securities	569	1,468	0	0	5	107	145
Noninterest expense	9,833	9,684	9,895	9,401	9,192	9,076	9,298
Income before income tax provision	6,697	7,748	5,116	5,479	5,198	5,495	4,418
Income tax provision	1,111	1,377	741	3,536	1,262	1,374	984
Net income	$5,586	$6,371	$4,375	$1,943	$3,936	$4,121	$3,434
Net income attributable to common shares	$5,558	$6,339	$4,352	$1,933	$3,916	$4,100	$3,416
Basic earnings per common share	$0.45	$0.52	$0.36	$0.16	$0.32	$0.34	$0.28
Diluted earnings per common share	$0.45	$0.52	$0.36	$0.16	$0.32	$0.34	$0.28

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2018	2018	2017	2017	2017	2017
ASSETS
Cash & Due from Banks	$38,341	$51,475	$36,860	$40,244	$32,850	$34,643	$32,543
Available-for-Sale Debt Securities	358,706	348,044	341,133	355,937	364,108	363,776	375,948
Loans Held for Sale	551	177	225	765	437	1,708	163
Loans, Net	813,717	809,816	808,300	806,857	792,112	771,057	753,277
Intangible Assets	11,951	11,952	11,953	11,954	11,956	11,957	11,958
Other Assets	62,173	62,543	59,645	61,202	58,458	60,260	60,035
TOTAL ASSETS	$1,285,439	$1,284,007	$1,258,116	$1,276,959	$1,259,921	$1,243,401	$1,233,924

LIABILITIES
Deposits	$1,043,947	$1,040,899	$1,018,081	$1,008,449	$1,021,625	$997,262	$980,251
Repo Sweep Accounts	5,421	5,169	5,482	3,766	4,739	4,875	6,244
Total Deposits and Repo Sweeps	1,049,368	1,046,068	1,023,563	1,012,215	1,026,364	1,002,137	986,495
Borrowed Funds	35,985	39,054	39,122	67,189	34,256	42,321	52,888
Other Liabilities	10,099	9,706	9,049	9,112	8,288	9,084	7,191
TOTAL LIABILITIES	1,095,452	1,094,828	1,071,734	1,088,516	1,068,908	1,053,542	1,046,574

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income (Loss)	198,355	195,518	191,920	189,950	190,639	189,339	187,825
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains (Losses) on Available-for-sale Securities	(8,502)	(6,476)	(5,679)	(1,566)	227	369	(630)
Defined Benefit Plans Adjustment, Net	134	137	141	59	147	151	155
TOTAL SHAREHOLDERS' EQUITY	189,987	189,179	186,382	188,443	191,013	189,859	187,350
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,285,439	$1,284,007	$1,258,116	$1,276,959	$1,259,921	$1,243,401	$1,233,924

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AVAILABLE-FOR-SALE DEBT SECURITIES	September 30, 2018		June 30, 2018		December 31, 2017
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$4,815	$4,768	$7,779	$7,779	$8,026	$7,873
Obligations of states and political subdivisions:
Tax-exempt	92,837	91,712	101,956	101,700	103,673	105,111
Taxable	27,975	27,642	26,248	26,066	25,431	25,573
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	57,279	55,131	60,130	58,330	52,992	52,347
Residential collateralized mortgage obligations	148,074	142,631	126,457	121,933	134,314	131,814
Commercial mortgage-backed securities	38,488	36,822	33,671	32,236	33,881	33,219
Total Available-for-Sale Debt Securities	$369,468	$358,706	$356,241	$348,044	$358,317	$355,937

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2018	2018	2017	2017
Residential mortgage:
Residential mortgage loans - first liens	$366,516	$361,592	$359,987	$355,285
Residential mortgage loans - junior liens	25,748	26,594	25,325	24,694
Home equity lines of credit	34,283	34,852	35,758	36,534
1-4 Family residential construction	27,661	26,722	26,216	25,286
Total residential mortgage	454,208	449,760	447,286	441,799
Commercial:
Commercial loans secured by real estate	159,212	159,392	159,266	158,520
Commercial and industrial	91,472	88,499	88,276	83,243
Political subdivisions	53,294	56,690	59,287	54,730
Commercial construction and land	12,278	13,066	14,527	13,937
Loans secured by farmland	7,208	7,397	7,255	7,744
Multi-family (5 or more) residential	7,670	7,860	7,713	7,566
Agricultural loans	5,670	5,622	6,178	6,137
Other commercial loans	14,140	14,455	10,986	12,383
Total commercial	350,944	352,981	353,488	344,260
Consumer	17,380	15,906	14,939	14,953
Total	822,532	818,647	815,713	801,012
Less: allowance for loan losses	(8,815)	(8,831)	(8,856)	(8,900)
Loans, net	$813,717	$809,816	$806,857	$792,112

Loans Held for Sale
(In Thousands)	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2018	2018	2017	2017
Residential mortgage loans originated and serviced - outstanding balance	$172,067	$171,720	$170,490	$170,018
Less: outstanding balance of loans sold	(171,516)	(171,543)	(169,725)	(169,581)
Loans held for sale, net	$551	$177	$765	$437

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ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,
	2018	2018	2018	2017
Balance, beginning of period	$8,831	$9,049	$8,856	$8,473
Charge-offs	(92)	(211)	(418)	(402)
Recoveries	16	13	45	51
Net charge-offs	(76)	(198)	(373)	(351)
Provision (credit) for loan losses	60	(20)	332	778
Balance, end of period	$8,815	$8,831	$8,815	$8,900

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	Sept. 30,	June 30,	Dec 31,	Sept. 30,
	2018	2018	2017	2017
Impaired loans with a valuation allowance	$3,623	$3,652	$4,100	$3,581
Impaired loans without a valuation allowance	4,455	4,346	5,411	5,388
Total impaired loans	$8,078	$7,998	$9,511	$8,969

Total loans past due 30-89 days and still accruing	$4,455	$3,921	$9,449	$5,978

Nonperforming assets:
Total nonaccrual loans	$10,911	$11,230	$13,404	$12,400
Total loans past due 90 days or more and still accruing	3,124	3,195	3,724	2,979
Total nonperforming loans	14,035	14,425	17,128	15,379
Foreclosed assets held for sale (real estate)	2,678	2,897	1,598	1,650
Total nonperforming assets	$16,713	$17,322	$18,726	$17,029

Loans subject to troubled debt restructurings (TDRs):
Performing	$698	$753	$636	$658
Nonperforming	2,925	2,951	3,027	3,075
Total TDRs	$3,623	$3,704	$3,663	$3,733

Total nonperforming loans as a % of loans	1.71%	1.76%	2.10%	1.92%
Total nonperforming assets as a % of assets	1.30%	1.35%	1.47%	1.35%
Allowance for loan losses as a % of total loans	1.07%	1.08%	1.09%	1.11%
Allowance for loan losses as a % of nonperforming loans	62.81%	61.22%	51.70%	57.87%

5

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2018	Return/	6/30/2018	Return/	9/30/2017	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale debt securities, at amortized cost:
Taxable	$269,054	2.39%	$247,809	2.24%	$250,774	2.11%
Tax-exempt	93,475	3.63%	102,801	3.50%	111,721	4.27%
Total available-for-sale debt securities	362,529	2.71%	350,610	2.61%	362,495	2.78%
Marketable equity security	945	2.10%	952	2.53%	1,000	2.38%
Interest-bearing due from banks	34,540	1.99%	22,286	1.73%	21,260	1.25%
Loans held for sale	179	6.65%	267	6.01%	781	5.08%
Loans receivable:
Taxable	744,793	5.20%	747,889	5.14%	717,012	4.92%
Tax-exempt	75,639	3.70%	77,616	3.65%	71,334	4.51%
Total loans receivable	820,432	5.06%	825,505	5.00%	788,346	4.88%
Total Earning Assets	1,218,625	4.27%	1,199,620	4.23%	1,173,882	4.16%
Cash	18,697		18,010		18,325
Unrealized gain/loss on securities	(8,641)		(8,242)		1,449
Allowance for loan losses	(8,984)		(9,161)		(8,769)
Bank premises and equipment	15,023		15,425		15,431
Intangible assets	11,953		11,952		11,958
Other assets	44,675		41,575		40,944
Total Assets	$1,291,348		$1,269,179		$1,253,220

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$223,105	0.49%	$217,607	0.39%	$219,633	0.25%
Money market	185,267	0.33%	180,667	0.27%	194,947	0.19%
Savings	153,514	0.10%	152,663	0.10%	145,025	0.10%
Certificates of deposit	141,481	1.24%	135,429	1.15%	119,351	0.85%
Individual Retirement Accounts	90,693	0.52%	92,899	0.51%	96,934	0.45%
Other time deposits	1,446	0.27%	1,092	0.00%	1,472	0.27%
Total interest-bearing deposits	795,506	0.52%	780,357	0.45%	777,362	0.33%
Borrowed funds:
Short-term	13,062	1.18%	23,610	1.39%	7,139	0.44%
Long-term	30,375	2.21%	22,174	2.13%	36,469	3.67%
Total borrowed funds	43,437	1.90%	45,784	1.75%	43,608	3.14%
Total Interest-bearing Liabilities	838,943	0.59%	826,141	0.52%	820,970	0.48%
Demand deposits	252,093		248,182		232,839
Other liabilities	11,147		8,848		8,801
Total Liabilities	1,102,183		1,083,171		1,062,610
Stockholders' equity, excluding accumulated other comprehensive income/loss	195,854		192,375		189,520
Accumulated other comprehensive income/loss	(6,689)		(6,367)		1,090
Total Shareholders' Equity	189,165		186,008		190,610
Total Liabilities and Shareholders' Equity	$1,291,348		$1,269,179		$1,253,220
Interest Rate Spread		3.68%		3.71%		3.68%
Net Interest Income/Earning Assets		3.87%		3.87%		3.83%

Total Deposits (Interest-bearing and Demand)	$1,047,599		$1,028,539		$1,010,201

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21% in 2018 and 35% in 2017.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

6

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2018	Return/	9/30/2017	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale debt securities, at amortized cost:
Taxable	$255,638	2.28%	$258,539	2.12%
Tax-exempt	99,782	3.55%	114,759	4.37%
Total available-for-sale debt securities	355,420	2.64%	373,298	2.81%
Marketable equity security	953	2.24%	1,000	2.14%
Interest-bearing due from banks	23,727	1.80%	17,042	1.10%
Loans held for sale	205	5.87%	496	5.39%
Loans receivable:
Taxable	744,461	5.12%	706,065	4.90%
Tax-exempt	76,497	3.69%	67,073	4.51%
Total loans receivable	820,958	4.99%	773,138	4.87%
Total Earning Assets	1,201,263	4.23%	1,164,974	4.15%
Cash	17,867		17,213
Unrealized gain/loss on securities	(7,482)		402
Allowance for loan losses	(9,049)		(8,755)
Bank premises and equipment	15,298		15,618
Intangible assets	11,953		11,958
Other assets	43,017		42,038
Total Assets	$1,272,867		$1,243,448

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$217,935	0.41%	$208,071	0.21%
Money market	181,972	0.27%	192,265	0.18%
Savings	151,946	0.10%	142,292	0.10%
Certificates of deposit	133,692	1.14%	116,500	0.82%
Individual Retirement Accounts	92,621	0.51%	97,981	0.44%
Other time deposits	1,106	0.12%	1,126	0.12%
Total interest-bearing deposits	779,272	0.45%	758,235	0.31%
Borrowed funds:
Short-term	29,515	1.45%	23,118	0.75%
Long-term	21,931	2.15%	37,740	3.72%
Total borrowed funds	51,446	1.75%	60,858	2.59%
Total Interest-bearing Liabilities	830,718	0.53%	819,093	0.48%
Demand deposits	245,463		227,726
Other liabilities	9,630		8,181
Total Liabilities	1,085,811		1,055,000
Stockholders' equity, excluding accumulated other comprehensive income/loss	192,807		188,041
Accumulated other comprehensive income/loss	(5,751)		407
Total Shareholders' Equity	187,056		188,448
Total Liabilities and Shareholders' Equity	$1,272,867		$1,243,448
Interest Rate Spread		3.70%		3.67%
Net Interest Income/Earning Assets		3.86%		3.81%

Total Deposits (Interest-bearing and Demand)	$1,024,735		$985,961

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21% in 2018 and 35% in 2017.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

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COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept 30,	Sept. 30,	Sept 30,
	2018	2018	2017	2018	2017
Trust and financial management revenue	$1,427	$1,526	$1,292	$4,375	$3,969
Brokerage revenue	235	271	187	718	551
Insurance commissions, fees and premiums	15	13	26	72	98
Service charges on deposit accounts	1,331	1,302	1,186	3,837	3,399
Service charges and fees	95	82	97	263	263
Interchange revenue from debit card transactions	660	641	561	1,880	1,649
Net gains from sales of loans	164	166	297	514	651
Loan servicing fees, net	74	61	35	263	162
Increase in cash surrender value of life insurance	100	98	97	295	281
Other noninterest income	361	529	288	1,340	1,013
Total noninterest income, excluding realized gains (losses) on securities, net	$4,462	$4,689	$4,066	$13,557	$12,036

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept 30,	Sept. 30,	Sept 30,
	2018	2018	2017	2018	2017
Salaries and wages	$4,263	$4,193	$3,985	$12,580	$11,825
Pensions and other employee benefits	1,237	1,200	1,209	4,047	3,870
Occupancy expense, net	648	613	580	1,898	1,758
Furniture and equipment expense	317	313	340	901	968
Data processing expenses	667	694	595	2,002	1,785
Automated teller machine and interchange expense	347	319	346	988	945
Pennsylvania shares tax	326	336	336	998	1,008
Professional fees	305	279	224	860	599
Telecommunications	177	157	143	567	409
Directors' fees	197	168	177	549	548
Other noninterest expense	1,349	1,412	1,257	4,022	3,851
Total noninterest expense	$9,833	$9,684	$9,192	$29,412	$27,566

8